UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 4, 2009

JAKKS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28104 (Commission File Number)	95-4527222 (I.R.S. Employer Identification No.)

22619 Pacific Coast Highway Malibu, California (Address of principal executive offices)	90265 (Zip Code)

Registrant's telephone number, including area code: (310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

JAKKS PACIFIC, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
November 5, 2009

ITEMS IN FORM 8-K

Item 8.01     Other Events.

On November 4, 2009, we issued a press release announcing a proposed unregistered offering and on November 5, 2009, we issued another press release announcing the pricing of such offering.  Both press releases were issued pursuant to Rule 135c, as promulgated under the Securities Act of 1933, as amended.  Copies of said releases are annexed hereto as exhibits.

Item 9.01     Financial Statements and Exhibits.

(c)   Exhibits

Exhibit
Number	Description

99.1*	November 4, 2009 Press Release
99.2*	November 5, 2009 Press Release

*   Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2009	JAKKS PACIFIC, INC.

	By:	/s/ Joel M. Bennett
Joel M. Bennett
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99.1*	November 4, 2009 Press Release
99.2*	November 5, 2009 Press Release

*   Filed herewith